UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

IKENA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40287	81-1697316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ikena Oncology, Inc.
645 Summer Street, Suite 101
Boston, Massachusetts 02210
(Address of principal executive offices, including zip code)

(857) 273-8343

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IKNA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 30, 2023, Ikena Oncology, Inc., a Delaware corporation (the “Company”) received a letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) in response to a self-reported discovery and resolution of non-compliance with Listing Rule 5635(d). The letter notified the Company of the Staff’s determination that the Company had failed to comply with Listing Rule 5635(d), as well as the Staff’s determination that the Company had remediated the deficiency and regained compliance with Listing Rule 5635(d), and the matter is now closed, as further described herein.

Nasdaq’s notice has no effect on the listing of the Company’s Common Stock (as defined below) on The Nasdaq Global Market.

Listing Rule 5635(d) requires shareholder approval for certain transactions, other than public offerings, involving the issuance of 20% or more of the total pre-transaction voting shares outstanding at less than the applicable Minimum Price (as defined in Listing Rule 5635(d)(1)(A)). The Staff’s determination under Listing Rule 5635(d) relates to the offering and issuance by the Company of 6,110,000 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at a price of $6.550 per share, to certain investors in a underwritten registered offering (the “Offering”) that closed on May 17, 2023. The Offering was previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2023.

The Company determined following the closing of the Offering that the Shares issued at the Closing of the Offering inadvertently exceeded 20% of the total pre-transaction voting shares outstanding. Once the Company identified this potential violation of Listing Rule 5635(d) and in order to remediate the error, the Company repurchased 97,500 shares of Common Stock, which amount exceeded the excess shares issued in violation of Listing Rule 5635(d), from an investor who participated in the Offering. The Company then self-reported the potential violation under Listing Rule 5635(d) to the Staff.

Accordingly, the Staff has determined, that the Company has regained compliance with Listing Rule 5635(d) and the matter is now closed

The Company, by filing this Form 8-K, discloses its receipt of the notification from Nasdaq in accordance with Listing Rule 5810(b).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ikena Oncology, Inc.

Date: June 30, 2023	By:	/s/ Mark Manfredi
Mark Manfredi, Ph.D.
President and Chief Executive Officer